EXHIBIT 32.2
                 CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 REGARDING THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2003


In connection with the quarterly report of First National Lincoln Corporation (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, F. Stephen Ward, the Treasurer & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

 1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2003

  /s/ F. Stephen Ward
F. Stephen Ward
Treasurer & Chief Financial Officer
First National Lincoln Corporation